SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2026
Share-Based Payment Arrangement [Abstract]
SHARE OPTION PLAN	SHARE OPTION PLAN
During the six months ended June 30, 2026, 594,999 share options were exercised. The Company issued a total of 458,238 new shares in full satisfaction of the options exercised which had a total intrinsic value of $3.9 million on the day of exercise. The weighted average exercise price of the options exercised was $5.12 per share.

In February 2026, the Company awarded a total of 615,000 options to officers, employees and directors, pursuant to the Company’s share option plan. The options have a five-year term and a three-year vesting period and the first options will be exercisable from February 2027 onwards. The initial strike price was $10.48 per share.